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                                                                EXHIBIT 10.13(d)



                            CINEMARK MEXICO GUARANTY

TO:     Bank of America National Trust as
        Administrative Agent (the "Administrative Agent")

                            PRELIMINARY STATEMENTS:

           A. Reference is made to the Credit Agreement dated as of November 18, 1997 (as from time to time amended, extended, restated, modified or supplemented, the "Credit Agreement;" capitalized terms used herein shall have the meanings assigned to them in the Credit Agreement) among Cinemark International, Inc. (the "Borrower"), the banks from time to time party thereto (the "Banks") and Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent") for said Banks.

           B. Cinemark Mexico (USA), Inc., a Texas corporation ("Guarantor") is a Wholly-Owned Subsidiary of the Borrower and has derived, and expects to continuing deriving, direct and indirect benefits from extensions of credit made to the Borrower, and now desires to guaranty the Obligations.

        NOW, THEREFORE, the Guarantor agrees as follows:

           1. For valuable consideration, the Guarantor unconditionally, absolutely and irrevocably guarantees and promises to pay to the Administrative Agent, or order, on demand made during the existence of an Event of Default, in lawful money of the United States and in immediately available funds, any and all present or future Obligations owing to the Banks and the Administrative Agent (collectively, the "Guarantied Parties"). The term Obligations has the meaning assigned to such term under the Credit Agreement and is used herein in its most comprehensive sense and includes any and all advances, debts, obligations, and liabilities of the Borrower, now, or hereafter made, incurred, or created, whether voluntary or involuntarily, and however arising, including, without limitation, any and all reasonable attorneys' fees (including the reasonable allocated cost of inhouse counsel), costs, premiums, charges, or interest owed by the Borrower to the Guarantied Parties, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, whether the Borrower may be liable individually or jointly with others, whether recovery upon such indebtedness may be or hereafter becomes barred by any statute of limitations or whether such indebtedness may be or hereafter become otherwise unenforceable.

           2. This Guaranty is a continuing guaranty which relates to any Obligations, including those which arise under successive transactions which shall either cause the Borrower to incur new Obligations, continue the Obligations from time to time, or renew them after they have been satisfied. The Guarantor agrees that nothing shall discharge or satisfy its obligations created hereunder except for the full payment of the Obligations.





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                            CINEMARK MEXICO GUARANTY
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Any payment by the Guarantor shall not reduce its obligations hereunder with respect to guarantying all Obligations from time to time outstanding.

       3. The Guarantor agrees that it is directly and primarily liable to the Administrative Agent for the benefit of the Guarantied Parties, that its obligations hereunder are independent of the Obligations of the Borrower, or of any other guarantor, and that a separate action or actions may be brought and prosecuted against the Guarantor, whether action is brought against the Borrower or whether the Borrower is joined in any such action or actions. The Guarantor agrees that any releases which may be given by the Administrative Agent and the Guarantied Parties to the Borrower or any other guarantor shall not release it from this Guaranty.

       4. The obligations of the Guarantor under this Guaranty shall not be affected, modified or impaired upon the occurrence from time to time of any of the following, whether or not with notice to or the consent of the Guarantor:

       (a) the compromise, settlement, change, modification, amendment (whether material or otherwise) or partial termination of any or all of the Obligations;

       (b) the failure to give notice to the Guarantor of the occurrence of any Event of Default under the terms and provisions of the Credit Agreement;

       (c) the waiver of the payment, performance or observance of any of the Obligations;

       (d) the taking or omitting to take any actions referred to in any Loan Document or of any action under this Guaranty;

       (e) any failure, omission or delay on the part of the Administrative Agent and/or the Guarantied Parties to enforce, assert or exercise any right, power or remedy conferred in this Guaranty, the Credit Agreement, any other Loan Document or any other indulgence or similar act on the part of the Administrative Agent and/or the Guarantied Parties in good faith and in compliance with applicable law;

       (f) the voluntary or involuntary liquidation, dissolution, sale or other disposition of all or substantially all of the assets, marshalling of assets, receivership, insolvency, bankruptcy, assignment for the benefit of creditors or readjustment of, or other similar proceedings which affect the Guarantor, any other guarantor of any of the Obligations of the Borrower or any of the assets of any of them, or any allegation of invalidity or contest of the validity of this Guaranty in any such proceeding;

       (g) to the extent permitted by law, the release or discharge of any other guarantors of the Obligations from the performance or observance of any obligation, covenant or agreement contained in any guaranties of the Obligations by operation of law; or





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                            CINEMARK MEXICO GUARANTY
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        (h)    the default or failure of any other guarantors of the Obligations fully to perform any of their respective obligations set forth in any such guaranties of the Obligations.

        To the extent any of the foregoing refers to any actions which the Administrative Agent or the Guarantied Parties may take, the Guarantor hereby agrees that the Administrative Agent and/or the Guarantied Parties may take such actions in such manner, upon such terms, and at such times as the Administrative Agent or the Guarantied Parties, in their discretion, deem advisable, without, in any way or respect, impairing, affecting, reducing or releasing the Guarantor from its undertakings hereunder and the Guarantor hereby consents to each and all of the foregoing actions, events and occurrences.

       5.     The Guarantor hereby waives:

       (a) any and all rights to require the Administrative Agent or the Guarantied Parties to prosecute or seek to enforce any remedies against the Borrower or any other party liable to the Administrative Agent or the Guarantied Parties on account of the Obligations;

       (b) any right to assert against the Administrative Agent or the Guarantied Parties any defense (legal or equitable), set-off, counterclaim, or claim which the Guarantor may now or at any time hereafter have against the Borrower or any other party liable to the Administrative Agent or the Guarantied Parties in any way or manner under the Credit Agreement;

       (c) all defenses, counterclaims and off-sets of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity or enforceability of any Loan Document and the security interest granted pursuant thereto;

       (d) any defense arising by reason of any claim or defense based upon an election of remedies by the Administrative Agent or the Guarantied Parties including, without limitation, any direction to proceed by judicial or nonjudicial foreclosure or by deed in lieu thereof, which, in any manner impairs, affects, reduces, releases, destroys or extinguishes the Guarantor's subrogation rights, rights to proceed against the Borrower for reimbursement, or any other rights of the Guarantor to proceed against the Borrower, against any other guarantor, or against any other security, with the Guarantor understanding that the exercise by the Administrative Agent and/or the Guarantied Parties of certain rights and remedies may offset or eliminate the Guarantor's right of subrogation against the Borrower, and that the Guarantor may therefore incur partially or totally non-reimbursable liability hereunder; and

       (e) all presentments, demands for performance, notices of non-performance, protests, notices of protest, notices of dishonor, notices of default, notice of acceptance of this Guaranty, and notices of the existence, creation, or incurring of new or additional indebtedness, and all other notices or formalities to which the Guarantor may be entitled.





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                            CINEMARK MEXICO GUARANTY
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       6.     The Guarantor hereby agrees that unless and until all Obligations have been paid to the Administrative Agent and the Guarantied Parties in full, it shall not have any rights of subrogation, reimbursement or contribution as against the Borrower or any other guarantor, if any, and shall not seek to assert or enforce the same. The Guarantor understands that the exercise by Administrative Agent of certain rights and remedies contained in the Loan Documents may affect or eliminate the Guarantor's right of subrogation if any, against the Borrower and that the Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder; nevertheless, the Guarantor hereby authorizes and empowers the Administrative Agent and the Guarantied Parties to exercise, in their sole discretion, any right and remedy, or any combination thereof, which may then be available, since it is the intent and purpose of the Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances.

       7. The Guarantor is presently informed of the financial condition of the Borrower and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Obligations. The Guarantor hereby covenants that it will continue to keep itself informed of the financial condition of the Borrower, the status of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment. The Guarantor hereby waives its right, if any, to require the Administrative Agent or the Guarantied Parties to disclose to it any information which the Administrative Agent or any Bank may now or hereafter acquire concerning such condition or circumstances including, but not limited to, the release of any other guarantor.

       8. The Administrative Agent and each Bank's books and records evidencing the Obligations shall be admissible in any action or proceeding and shall be binding upon the Guarantor for the purpose of establishing the terms set forth therein and shall constitute prima facie proof thereof.

       9. Notwithstanding anything to the contrary contained herein, the Guarantor's liability pursuant to this Guaranty shall be limited to the greater of: (a) the 'reasonably equivalent value,' received by the Guarantor or any of its subsidiaries arising out of the Loan Documents (including, without limitation, repayment of intercompany or third party debt of, investments made in, and capital contributions, advances and loans made to, the Guarantor or any of its subsidiaries, directly or indirectly, by Borrower or any other subsidiary with, or as a direct or indirect result of obtaining, the proceeds of any credit extended under the Loan Documents) in exchange for or in connection with the Guarantor's guaranty of the Obligations, and (b) 95% of the excess of (i) a 'fair valuation' of the amount of the assets and other property of the Guarantor and its subsidiaries taken as a whole as of the applicable date of determination of the incurrence of the Guarantor's obligations hereunder over (ii) a 'fair valuation, of the Guarantor's and its subsidiaries' debts taken as a whole as of such date, but excluding liabilities arising under this Guaranty and excluding all liabilities owing by the Guarantor and its subsidiaries taken as a whole to the Borrower or any other Subsidiary or otherwise subordinated to the Guarantor's obligations hereunder, it being understood that a portion of such indebtedness owing to Borrower shall be discharged on a dollar-for-dollar basis in an amount equal to





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                            CINEMARK MEXICO GUARANTY
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the amount paid by the Guarantor hereunder. The meaning of the terms
'reasonably equivalent value' and 'fair valuation,' and the calculations of assets and other property and debts, shall be determined in accordance with the applicable federal and New York state laws in effect on the date hereof governing the determination of the insolvency of a debtor and to further the intent of all parties hereto to maximize the amount payable by the Guarantor without rendering it insolvent or leaving it with an unreasonably small amount of capital in relation to its business, in either case, at the applicable date for the determination of the incurrence of its obligations hereunder; provided, however, the Guarantor agrees, to the maximum extent permitted by law, that 'fair valuation' of the Guarantor's and its subsidiaries' assets and other properties means the fair market sales price as would be obtained in an arms-length transaction between competent, informed and willing parties under no compulsion to sell or buy or collections thereof obtained in the ordinary course of business and 'fair valuation' of its debts means the amount, in light of the applicable circumstances, at the time, for which the Guarantor or its subsidiaries is liable for matured known liquidated liabilities or would reasonably be expected to become liable on contingent or unliquidated liabilities as they mature and taking into consideration the nature of any such contingency and the probability that liability would be imposed.

       10. The Guarantor represents and warrants for and with respect to itself that:

       (a) The Guarantor: (i) is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation; (ii) has the power and authority and all governmental licenses, authorizations, consents and approvals to own its assets, carry on its business and execute, deliver, and perform its obligations under, the Loan Documents;
(iii) is duly qualified as a foreign corporation, licensed and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification; and (iv) is in compliance with all Requirements of Law; except, in each case referred to in clause (ii), (iii) or clause (iv), to the extent that the failure to do so could not reasonably be expected to have a Material Adverse Effect.

       (b) The execution, delivery and performance by the Guarantor of this Guaranty have been duly authorized by all necessary corporate action, and do not and would not be expected to: (i) contravene the terms of any of the Guarantor's articles of incorporation, bylaws or other organization documents;
(ii) conflict with or result in any breach or contravention of, or the creation of any Lien under, any document evidencing any Contractual Obligation to which the Guarantor is a party or any order, injunction, writ or decree of any Governmental Authority to which the Guarantor or its Property is subject; or
(iii) violate any Requirement of Law.

       (c) No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Guarantor of the Guaranty, except for routine corporate filings to maintain the corporate good standing of the Guarantor.





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                            CINEMARK MEXICO GUARANTY
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       (d)    This Guaranty constitutes the legal, valid and binding
obligations of the Guarantor, enforceable against the Guarantor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability.

       (e) There is no action, suit or proceeding pending against, or to the knowledge of the Guarantor, threatened against or affecting the Guarantor, before any court or arbitrator or any governmental body, agency or official which in any manner draws into question the validity or enforceability of this Guaranty; and

       (f) The execution, delivery and performance by the Guarantor of this Guaranty does not constitute, to the best knowledge of the Guarantor, a "fraudulent conveyance," "fraudulent obligation" or "fraudulent transfer" within the meanings of the Uniform Fraudulent Conveyances Act or Uniform Fraudulent Transfer Act, as enacted in any jurisdiction.

       11. All notices and other communications hereunder shall be delivered, in the manner and with the effect provided in the Credit Agreement and, in the case of the Guarantor, in care of the Borrower.

       12. This Guaranty shall be binding upon the successors and assigns of the Guarantor and shall inure to the benefit of the Administrative Agent's and the Guarantied Parties' successors and assigns. This Guaranty cannot be assigned by the Guarantor without the prior written consent of the Administrative Agent and the Guarantied Parties which shall be in the Administrative Agent's and the Guarantied Parties' sole and absolute discretion.

       13. No failure or delay by the Administrative Agent or the Guarantied Parties in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

       14. The Guarantor shall pay (a) all reasonable out-of-pocket expenses of the Administrative Agent and the Guarantied Parties, including reasonable fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff) for the Administrative Agent, in connection with any waiver or consent hereunder or any amendment hereof and (b) all reasonable out-of-pocket expenses incurred by the Administrative Agent and the Guarantied Parties, including fees and disbursements of counsel (including the allocated cost of inhouse counsel and staff), in connection with the enforcement of this Guaranty (whether or not suit is brought).

       15. No modification of this Guaranty shall be effective for any purpose unless it is in writing and executed by an officer of the Administrative Agent authorized to do so. This Guaranty merges all negotiations, stipulations and provisions relating to the





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                            CINEMARK MEXICO GUARANTY
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subject matter of this Guaranty which preceded or may accompany the execution of this Guaranty.

       15.    (a)    THIS GUARANTY SHALL BE GOVERNED BY, AND, CONSTRUED IN
ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED THAT THE ADMINISTRATIVE AGENT AND THE BANKS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

              (b) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK OR OF THE UNITED STATES FOR THE SOUTHERN DISTRICT OF NEW YORK, AND BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT CONSENTS, FOR ITSELF AND IN RESPECT OF ITS PROPERTY, TO THE NON-EXCLUSIVE JURISDICTION OF THOSE COURTS. EACH OF THE GUARANTOR AND THE ADMINISTRATIVE AGENT IRREVOCABLY WAIVES ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY ACTION OR PROCEEDING IN SUCH JURISDICTION IN RESPECT OF THIS GUARANTY OR ANY DOCUMENT RELATED HERETO. THE GUARANTOR AND THE ADMINISTRATIVE AGENT EACH WAIVE PERSONAL SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER PROCESS, WHICH MAY BE MADE BY ANY OTHER MEANS PERMITTED BY NEW YORK LAW.

       16. WAIVER OF JURY TRIAL. THE GUARANTOR AND THE ADMINISTRATIVE AGENT EACH WAIVE THEIR RESPECTIVE RIGHTS TO A TRIAL BY JURY OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. THE PLEDGOR AND THE ADMINISTRATIVE AGENT EACH AGREE THAT ANY SUCH CLAIM OR CAUSE OF ACTION SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, THE PARTIES FURTHER AGREE THAT THEIR RESPECTIVE RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY OR THE OTHER LOAN DOCUMENTS OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY AND THE OTHER LOAN DOCUMENTS.





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                            CINEMARK MEXICO GUARANTY
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       17.    NOTICE OF CLAIMS; CLAIMS BAR. THE GUARANTOR HEREBY AGREES THAT IT
SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST THE ADMINISTRATIVE AGENT OR ANY BANK, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS GUARANTY, OR ANY ACT OR OMISSION TO ACT BY THE ADMINISTRATIVE AGENT OR ANY BANK WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO THE ADMINISTRATIVE AGENT WITH REGARD TO ANY SUCH CLAIM OR
CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AGENCY.

       18. This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.





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                            CINEMARK MEXICO GUARANTY
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       19.    Any indebtedness of the Borrower now or hereafter held by
Guarantor is hereby subordinated to the indebtedness of the Borrower to the Administrative Agent and the Guarantied Parties; and such indebtedness of the Borrower to the Guarantor if the Administrative Agent so requests during the existence of an Event of Default shall be collected, enforced and received by the Guarantor as trustee for the Administrative Agent and the Guarantied Parties and be paid over to the Administrative Agent on account of the indebtedness of the Borrower to the Administrative Agent and the Guarantied Parties but without reducing or affecting in any manner the liability of the Guarantor under the other provisions of this guaranty.

DATED AS OF: December 18,1997

                     CINEMARK MEXICO (USA), INC.

                     By:   /s/ JEFF STEDMAN
                        ------------------------
                     Name:     Jeff Stedman
                          ----------------------
                     Title:    Vice President
                           ---------------------

                     BANK OF AMERICA NATIONAL TRUST
                     SAVINGS ASSOCIATION, as Administrative
                     Agent

                     By:  /s/ JANICE HAMMOND
                        ------------------------
                              Janice Hammond
                              Vice President





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                            CINEMARK MEXICO GUARANTY